UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2019

Commission File Number: 000-21088

VICAL INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	93-0948554
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

10390 Pacific Center Court

San Diego, California 92121

(Address of principal executive offices)

(858) 646-1100

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VICL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement and Transaction

On June 2, 2019, Vical Incorporated (the “Company”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Brickell Biotech, Inc., a Delaware corporation and clinical-stage medical dermatology company (“Brickell Biotech”), and Victory Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”). Upon the terms and subject to the satisfaction of the conditions described in the Merger Agreement, including approval of the transaction by the Company’s stockholders, Merger Sub will be merged with and into Brickell Biotech (the “Merger”), with Brickell Biotech surviving the Merger as a wholly owned subsidiary of the Company.

At the effective time of the Merger (the “Effective Time”): (a) each share of Brickell Biotech’s capital stock outstanding immediately prior to the Effective Time (excluding treasury stock, shares held by the Company, Merger Sub or Brickell Biotech and dissenting shares) will be converted solely into the right to receive a number of shares of the Company’s common stock (the “Shares”) equal to the exchange ratio described below, (b) each outstanding Brickell Biotech stock option will be assumed by the Company and (c) each outstanding Brickell Biotech warrant will be assumed by the Company. Under the exchange ratio formula in the Merger Agreement, the former Brickell Biotech equityholders prior to the completion of the Merger are expected to own approximately 60% of the aggregate outstanding shares of common stock of the combined company, and the equityholders of the Company prior to the completion of the Merger are expected to own approximately 40% of the aggregate shares of common stock of the combined company, subject to certain assumptions (in each case on a fully diluted basis using the treasury stock method in instances other than with respect to the NovaQuest Warrants (defined below) and certain equity issuances by Brickell Biotech following the signing of the Merger Agreement and prior to the completion of the Merger). The actual allocation between the two groups of equityholders is subject to adjustment based on the Company’s and Brickell Biotech’s respective net cash and net working capital balances, prior to the completion of the Merger.

Following the closing of the Merger (the “Closing”), Robert Brown will serve as the Company’s Chief Executive Officer, Andy Sklawer will serve as the Company’s Chief Operating Officer and R. Michael Carruthers will serve as the Company’s Chief Financial Officer. Additionally, following the Closing, the board of directors of the Company will consist of seven directors and will be comprised of (i) five members designated by Brickell Biotech, anticipated to be Reginald Hardy as Chairman, Robert Brown, Dennison Veru, Dr. William Ju and George Abercrombie, and (ii) two members designated by the Company.

The Merger Agreement contains customary representations, warranties and covenants made by the Company and Brickell Biotech, including covenants relating to obtaining the requisite approvals of the stockholders of the Company, limitations on the solicitation of alternative proposals and change of board recommendations, indemnification of directors and officers, and the Company’s and Brickell Biotech’s conduct of their respective businesses between the date of signing of the Merger Agreement and the Closing.

In connection with the Merger, the Company intends to prepare and file a proxy statement and seek the approval of the Company’s stockholders with respect to certain matters, including the following:

•

the amendment of the Company’s certificate of incorporation to (a) increase the authorized shares of the Company’s common stock to facilitate the issuance of the Shares in the Merger and upon exercise of Brickell Biotech’s outstanding options and warrants and (b) implement a reverse stock split with a ratio to be mutually agreed by the parties; and

•	the change of control of the Company resulting from the Merger pursuant to Nasdaq rules.

The Closing is subject to satisfaction or waiver of certain conditions including, among other things, (i) the required approval by Company’s stockholders and continued effectiveness of the approval of the Brickell stockholders obtained in connection with the execution of the Merger Agreement, (ii) the accuracy of the parties’ representations and warranties, subject to certain materiality qualifications, (iii) material compliance by the parties with their respective covenants, (iv) no law or order preventing the Merger and related transactions, (v) the Funding Agreement (defined below) between NovaQuest (defined below) and Brickell Biotech remaining in full force and effect and Brickell Biotech certifying that the consummation of the transactions contemplated by the Funding Agreement will occur immediately following the Closing, (vi) each party satisfying certain minimum net cash and net working capital, as applicable, conditions and (vii) the approval of the listing of the Shares on the Nasdaq Capital Market.

The Merger Agreement also includes termination provisions for both the Company and Brickell Biotech. In connection with a termination of the Merger Agreement under specified circumstances, either party may be required to pay the other party a termination fee of $1,000,000.

The Shares to be issued in the Merger will be offered and sold in reliance on an exemption from registration under Regulation D promulgated under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Appropriate restrictive legends will be affixed to the Shares.

Funding Agreement

Concurrently with the execution of the Merger Agreement, Brickell Biotech entered into a funding agreement (the “Funding Agreement”) with NovaQuest Co-Investment Fund X, L.P. (“NovaQuest”) pursuant to which NovaQuest committed to provide up to $25.0 million in near-term research and development funding to Brickell Biotech following the Closing (the “Concurrent Financing”), with $5.6 million of the commitment expected to be paid promptly following the Closing and the remaining portion of the commitment expected to be paid in quarterly reimbursements of 67% of invoiced research and development expenses incurred during the following four fiscal quarters. Upon receipt of marketing approvals in the United States for a sofpronium bromide product, Brickell Biotech will be obligated to make certain milestone payments to NovaQuest totaling $37.5 million. Beginning in the fiscal quarter that is two years following the first commercial sale of a sofpronium bromide product, Brickell Biotech will be required to make low single digit royalty payments based on annual net sales worldwide (except for Japan, China and certain other countries). If the Funding Agreement is terminated in certain circumstances, Brickell Biotech will be required to pay NovaQuest $25.0 million plus interest. However, in the event that the Company terminates its development program for sofpromium bromide for certain reasons, including serious safety issues, a failure of the product’s phase III studies, or the FDA’s failure to approve the product, the Company will not be obligated to make any payments to NovaQuest.

In connection with the Concurrent Financing, immediately following the Closing, the Company is obligated to issue warrants to NovaQuest to purchase Shares (the “NovaQuest Warrants”). The number of Shares underlying the NovaQuest Warrants will be based on 10% warrant coverage on the $25.0 million commitment and the exchange ratio for the Merger, and the exercise price of the NovaQuest Warrants will be determined based on a 10% premium to the Brickell Biotech per share of common stock price implied value in the Merger, as adjusted for the exchange ratio. The NovaQuest Warrants will be offered and sold in reliance on an exemption from registration under Regulation D promulgated under Section 4(a)(2) of the Securities Act.

Support Agreements

Concurrently with the execution of the Merger Agreement, certain officers, directors and stockholders of Brickell Biotech entered into support agreements with the Company covering approximately 71% of the outstanding shares of Brickell Biotech (the “Support Agreements”). The Support Agreements provide, among other things, that the officers, directors and stockholders party to the Support Agreements will vote all of the shares of Brickell Biotech held by them in favor of the adoption and approval of the Merger Agreement, and the approval of the Merger and the other transactions contemplated by the Merger Agreement.

Lock-Up Agreements

Concurrently with the execution of the Merger Agreement, certain officers, directors and stockholders of Brickell Biotech also entered into lock-up agreements (the “Lock-Up Agreements”), pursuant to which they agreed to certain restrictions on transfers of the Shares for the 180-day period following the Effective Time. The officers, directors and stockholders of the Company did not enter into lock-up agreements as part of the transaction.

The foregoing descriptions of the Merger Agreement, the Support Agreements and the Lock-Up Agreements, are not complete and are qualified in their entirety by reference to those agreements (or forms thereof), which are attached hereto as Exhibits 2.1, 10.1 and 10.2, respectively, to this report.

Item 8.01 Other Events.

Press Release

On June 3, 2019, the Company and Brickell Biotech issued a joint press release announcing the execution of the Merger Agreement. The press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein. The press release is attached hereto as Exhibit 99.1.

Conference Call Transcript

On June 3, 2019, the Company and Brickell Biotech held a conference call regarding the Merger Agreement and the transactions contemplated thereby. The conference call transcript contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein. The conference call transcript is attached hereto as Exhibit 99.2 and is posted on the Company’s website.

Investor Presentation

On June 3, 2019, the Company made available an investor presentation relating to Brickell Biotech and the transactions contemplated by the Merger Agreement on its website. The investor presentation contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein. The investor presentation is attached hereto as Exhibit 99.3.

Forward Looking Statements

This report contains “forward-looking” statements, including, without limitation, statements related to the potential closing date of the Merger, the amount of the combined company’s cash balance at closing, the potential receipt of additional R&D funding and the timing thereof, the potential benefits of the Merger or of Brickell Biotech’s product candidates, the anticipated ownership of the combined company, the anticipated timing, scope and design of future clinical trials and the prospects for commercializing any product candidates, that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, when or if used herein, the words “may”, “could”, “should”, “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan”, “predict” and similar expressions and their variants, as they related to the Company, Brickell Biotech or the management of either company, before or after the Merger, may identify forward-looking statements.. These forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time, often in unanticipated ways. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including the timing and completion of the Merger, the parties’ ability to satisfy the closing conditions of the Merger and Funding Agreement, whether or when the combined company will achieve any of the milestones in the Funding Agreement, potential delays in product development, unanticipated demands on cash resources, risks associated with developing, obtaining regulatory approval for and commercializing novel therapeutics and whether any anticipated benefits of the Merger will be realized. There can be no assurance that the Company will be able to complete the transactions contemplated by the Merger Agreement, or the Funding Agreement, on the anticipated terms, or at all. Additional risks and uncertainties relating to the Company and its business can be found under the caption “Risk Factors” and elsewhere in the Company’s filings and reports with the Securities and Exchange Commission (the “SEC”), including in the Company’s Quarterly Report on Form 10-Q, filed with the SEC on May 2, 2019. The forward-looking statements contained herein represent the estimates of the Company as of the date hereof only, and the Company specifically disclaims any duty or obligation to update forward-looking statements.

Additional Information and Where You Can Find It

The Merger Agreement, the Support Agreements and the Lock-Up Agreements (the “Transaction Agreements”), and the foregoing description of the Transaction Agreements, have been included to provide investors and stockholders with information regarding the terms of the Transaction Agreements.

The assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules delivered by each of the Company and Brickell Biotech to the other party, respectively, in connection with the signing of the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties to the Merger Agreement. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts and circumstances of the Company at the time they were made and should consider the information in the Merger Agreement in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the SEC. Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

In connection with the proposed transactions between the Company and Brickell Biotech, the Company will file a definitive proxy statement and proxy card with the SEC (the “Proxy Statement”). This communication may be deemed to be solicitation material in respect of the proposed transaction and is not a substitute for the Proxy Statement or any other documents that the Company may file with the SEC or send to its stockholders in connection with the proposed transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS.

Stockholders may obtain free copies of the Proxy Statement and all other documents filed or that will be filed with the SEC regarding the proposed transaction at the website maintained by the SEC at www.sec.gov. Once filed, the Proxy Statement will be available free of charge on the Company’s website at http://vical.com/, by contacting the Company’s Investor Relations at 858.646.1100, ir@vical.com or by phone at 858-646-1100 or by mail at Investor Relations, Vical Incorporated, 10390 Pacific Center Court, San Diego, CA 92121.

Participants in Solicitation

The Company, Brickell Biotech and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers will be included in the Proxy Statement. Additional information about the Company’s directors and executive officers is set forth in the Company’s Definitive Proxy Statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2018. Other information regarding the interests of such individuals, as well as information regarding Brickell Biotech’s directors and executive officers and other persons who may be deemed participants in the proposed transaction, will be set forth in the Proxy Statement, which will be filed with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This report does not constitute an offer to sell or solicitation of an offer to buy any securities or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger and Reorganization, dated June 2, 2019, by and among the Company, Brickell Biotech and Merger Sub.

10.1	Form of Support Agreement, dated June 2, 2019, by and between the Company and each of the parties named in each agreement therein.

10.2	Form of Lock-Up Agreement, dated June 2, 2019, by each of the parties named in each agreement therein.

99.1	Joint Press Release of the Company and Brickell Biotech, dated June 3, 2019.

99.2	Conference Call Transcript, dated June 3, 2019.

99.3	Investor Presentation, dated June 3, 2019.

*

Schedules and exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2019	Vical Incorporated

	By:	/s/ Anthony A. Ramos
	Name:	Anthony A. Ramos
	Title:	Chief Financial Officer